Exhibit 10.3
                                                                    ------------
          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                        Incentive Stock Option Agreement
                     Granted Under 1999 Stock Incentive Plan


1. Grant of Option.
   ---------------

         This agreement evidences the grant by Switchboard Incorporated, a Delaware corporation (the "Company"), on March 3, 2004 (the "Grant Date") to
                                         -------------
Robert P. Orlando, an employee of the Company (the "Participant"), of an option
-----------------
to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), a total of 50,000 shares (the
                                                             ------
"Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $5.72 per Share. Unless earlier terminated, this option shall expire
           -----
at midnight on March 2, 2014 (the "Final Exercise Date").
               -------------

         To the extent permissible by law, it is intended that the option evidenced by this agreement shall be an incentive stock option as defined in
Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting.
   -------

     (a) This option will vest as to 100% of the original number of Shares on the fifth anniversary of the Grant Date, except that (A) fifty percent (50%) of the original number of Shares shall become immediately vested upon (i) [**], and
(ii) achievement by the Company of either (a) [**], or (b) [**], or (B) 100% of the original number of Shares shall become immediately vested upon (i) [**], and
(ii) [**], or (b) [**].

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     Notwithstanding anything to the contrary in this option or in the Plan, this option will vest as to 100% of the then-unvested shares upon the occurrence
                            ---
of a Change of Control (as defined herein).

     For the purposes of this option, a change in control ("Change in Control") of the Company shall be deemed to occur if and only if (a) any person or entity (other than the Company, ePresence, Inc., any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d- 3 under the Securities and Exchange of 1934, as amended), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities, (b) a merger or consolidation of the Company occurs following which the voting securities of the Company outstanding immediately prior thereto do not continue to represent more than 50% of the combined voting power of the voting securities of the surviving entity that are outstanding immediately after such merger or consolidation, (c) there is a sale of all or substantially all of the assets of the Company or (d) the stockholders of the Company approve a complete liquidation or dissolution of the Company.

     (b) Early Exercise Alternative. Notwithstanding the exercisability schedule
         --------------------------
set forth in paragraph (a), the Participant may elect to exercise this option as to the unvested shares (in addition to the vested shares) if simultaneously with such exercise the Participant enters into a Stock Restriction agreement with the Company in the form attached hereto as Exhibit A (the "Stock Restriction
                                       ---------
Agreement"). The Stock Restriction Agreement provides that the unvested shares shall be subject to a right of repurchase (the "Purchase Option") in favor of the Company at the $5.72 exercise price (as adjusted pursuant to the terms
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hereof) in the event that the Participant ceases to be employed by the Company.

3. Exercise of Option.
   ------------------

     (a) Form of Exercise. Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b) Continuous Relationship with the Company Required. Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company. If the Participant ceases
         --------------------------------------------
to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate 90 days after such cessation (but in no event after the Final Exercise Date), provided, that, this option shall be exercisable only to the extent that the
--------  ----
Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of the Plan or any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d) Exercise Period Upon Death or Disability. If the Participant dies or
         ----------------------------------------

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

becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant, or if the Participant dies within three (3) months after he or she ceases to be an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall become exercisable, within the period of one (1) year following the date of death or disability of the Participant by the Participant or by the person(s) to whom this option is transferred by will or the laws of descent and distribution, provided that, this option shall be exercisable only to the extent that this
-------------
option was exercisable by the Participant on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include the estate of the Participant or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Participant.

     (e) Discharge for Cause. If the Participant, prior to the Final Exercise
         -------------------
Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean, with respect to any Participant who has entered into an employment or consulting agreement with the Company, a material breach of such agreement by the Participant, or if such agreement provides for termination for cause, the definition of "cause" set forth in such agreement. With respect to any other Participant, "cause" shall mean (i) conviction or pleading guilty (including a plea of nolo contendere) with respect to the commission of a felony, (ii) acts of dishonesty or moral turpitude which are materially detrimental to the Company and/or its affiliates as determined in good faith by the Board, (iii) failure of the Participant to obey the reasonable and lawful orders of the Board or the chief executive officer of the Company after written demand that the Participant do so, (iv) gross negligence by the Participant in the performance of, or wilful disregard by the Participant of, the Participant's obligations to the Company, or (v) the breach by the Participant of any of the Participant's obligations of confidentiality with respect to the Company. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4. Withholding.
   -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. If the Participant chooses a Sell-to-cover exercise, then the total tax withholding cannot exceed the Company's minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

5. Non-transferability of Option.
   -----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except

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

by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6. Disqualifying Disposition.
   -------------------------

     If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7. Provisions of the Plan.
   ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

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

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.




                                        SWITCHBOARD INCORPORATED


Dated: 3/3/4                            By: /s/Dean Polnerow
                                            ----------------
                                            Name: Dean Polnerow
                                            Title: President and CEO








                            PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.


                                        PARTICIPANT:


                                        /s/Robert P. Orlando
                                        --------------------
                                        Print Name: Robert P. Orlando

                                        Address: __________________________

                                                 __________________________



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